EXHIBIT 32.1: Certification of Chief Executive Officer regarding Form 10-K for year 2003 pursuant to 18 USC Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002

In connection with the Annual Report of Specialty Trust, Inc. (the “Company’) on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Nello Gonfiantini III, Chairman of the Board, President and Secretary of the Company certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     This Certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.

/s/ Nello Gonfiantini III	Dated this 29th day of March 2004
Name: Nello Gonfiantini III
Title : Chairman of the Board, President and Secretary

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